celcuity

REVTORPYK™
gedatolisib 180 mg for injection

FDA Approval



July 14, 2026

Forward-Looking Statements

This presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 including statements relating to the potential therapeutic benefits of gedatolisib; the size, design and timing of the Company's clinical trials; the Company's interpretation of clinical trial data; the status and timing of the submission, and the FDA's review, of the Company's sNDA for gedatolisib, and for making comparable filings with other regulatory authorities outside the U.S.; the market opportunity for gedatolisib; the Company's expectations regarding the timing of and its ability to commercialize gedatolisib; the Company's strategy, marketing and commercialization plans, including the benefits of strategic decisions regarding studies and trials; other expectations with respect to gedatolisib, including formulations to support potential future indications for gedatolisib regimens; the Company's anticipated use of cash; and the strength of its balance sheet. Words such as, but not limited to, "look forward to," "believe," "expect," "anticipate," "estimate," "intend," "confidence," "encouraged," "potential," "plan," "targets," "likely," "may," "will," "would," "should" and "could," and similar expressions or words identify forward-looking statements.

The forward-looking statements included in this presentation are based on management's current expectations and beliefs which are subject to a number of risks, uncertainties and factors, including that the Company's topline clinical results are based on an ongoing analysis of efficacy and safety data and such data may change following a more comprehensive review of the data related to the clinical trial; unforeseen delays in the Company's clinical trials or the submission, and FDA's review of, its sNDA for gedatolisib; the Company's ability to obtain regulatory approval of its sNDA and maintain regulatory approvals to commercialize gedatolisib, and the market acceptance of gedatolisib; the development of therapies and tools competitive with gedatolisib; and the Company's ability to access capital upon favorable terms. In addition, all forward-looking statements are subject to other risks detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, as such risks may be updated in its subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by these cautionary statements, and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

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Agenda

Intro and Overview
Brian Sullivan
Chief Executive Officer and Co-Founder

REVTORPYK Data & Label
Igor Gorbatchevsky, MD
Chief Medical Officer

REVTORPYK: Commercial Overview
Eldon Mayer
Chief Commercial Officer

Upcoming Milestones
Brian Sullivan

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Intro and Overview

Brian Sullivan

Chief Executive Officer and Co-Founder

REVTORPYK Is Now FDA-Approved

REVTORPYK is indicated in combination with fulvestrant, with or without palbociclib, for the treatment of HR+/HER2- locally advanced or metastatic breast cancer without a PIK3CA mutation detected following progression on or after ≥ 1 line of endocrine therapy in the metastatic setting

REVTORPYK™ gedatolisib 180 mg for injection

First and only pan-PI3K, mTORC1/2 inhibitor to receive FDA approval

Please see additional important safety information and full Prescribing Information for REVTORPYK here.

REVTORPYK is well positioned for near- and long-term success, with a $10B+ U.S. market potential across the 1L and 2L+ HR+/HER2- ABC settings

BEST-IN-CLASS, FIRST-IN-CLASS PAM INHIBITOR

Inhibits all Class I PI3K isoforms and mTORC1/2

- More potent and cytotoxic than other PAM inhibitors in vitro[1]
  - >300X higher potency
- Only PAM inhibitor equally potent in *PIK3CA* MT and WT cells

TWO POSITIVE PHASE 3 READOUTS IN 2L SETTING

VIKTORIA-1 *PIK3CA* WT and MT patients

- WT: **4.5x PFS** improvement vs. endocrine therapy[2]
- MT: **2x PFS** improvement vs. PI3Kα inhibitor[3]

LARGEST UNTAPPED DRUG DEVELOPMENT OPPORTUNITY IN BREAST CANCER

Comprehensive 1L clinical development underway

- Two global Phase 3 clinical trials in 1L setting in process
- **~130,000** addressable patient population in US[4]

(1) Rossetti, S, et al. njp | Breast Cancer, 2024; (2) Hurvitz, S. et al., JCO, 2026; (3) Hurvitz, S. et al. 2026; (4) Internal estimates using data from National Cancer Institute, SEER, 2024; Pan, H, NEJM, 2017;377:1836-46; Dowsett, M 2009; Salvo, E. M. et al. 2021; Abbreviations: ABC, locally advanced or metastatic breast cancer; WT, wild-type; MT, mutant-type. NOTE: REVTORPYK is not currently approved by the FDA for the treatment of patients with PIK3CA mutant tumors or patients in the first-line setting.

Please see additional important safety information and full Prescribing Information for REVTORPYK here.

REVTORPYK Label & Supporting Data

Igor Gorbatchevsky, MD

Chief Medical Officer

Overview of REVTORPYK U.S. Prescribing Information


NDC 84577-751-01
RX ONLY
REVTORPYK
(gedatolisib) for Injection
180 mg/vial
For intravenous infusion after reconstitution and dilution.
Single-dose vial.
Discard unused portion.
celcuity
REVTORPYK
(gedatolisib) for Injection
180 mg/vial
For intravenous infusion after reconstitution and dilution

INDICATION:

- REVTORPYK is indicated in combination with fulvestrant, with or without palbociclib, for the treatment of adult patients with HR+/HER2- locally advanced or metastatic breast cancer without a *PIK3CA* mutation detected following progression on or after treatment with at least one line of endocrine therapy in the metastatic setting.

DOSAGE & ADMINISTRATION:

- 180 mg intravenously as a 30-minute infusion once weekly on Days 1, 8, and 15 of a 28-day cycle, in combination with fulvestrant ± palbociclib.

CONTRAINDICATIONS

- None

SAFETY:

- Warnings & precautions for stomatitis, rash, hyperglycemia, and embryo-fetal toxicity

Abbreviations HR+ = hormone receptor positive; HER2- = human epidermal growth factor receptor 2 negative

Please see additional important safety information and full Prescribing Information for REVTORPYK here.

Co-Primary Endpoint: PFS of REVTORPYK Triplet vs. Fulvestrant

7.3 months improvement in mPFS



Progression-free Survival (%)
100
90
80
70
60
50
40
30
20
10
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Months

>4.5x mPFS
with REVTORPYK triplet vs fulvestrant alone

No. at Risk:

	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24
Geda + Palbo + Fulv	131	127	103	94	69	68	50	49	35	34	24	22	19	16	10	10	9	6	6	6	4	4	4	1	0
Fulv	131	114	45	35	20	20	11	11	7	5	3	2	2	2	1	1	1	0							

PFS assessed by blinded independent central review. Abbreviations: HR, hazard ratio; mPFS, median progression-free survival

	Geda + Palbo + fulvestrant (n=131)	Fulvestrant (n=131)
Median PFS, months (95% CI)	**9.3** (7.2-16.6)	**2.0** (1.8-2.3)
Adjusted HR (95% CI)	**0.24 (0.17-0.35); P < 0.0001**	
Objective Response Rate	**32%**	
Duration of Response	**17.5 months**	

76% reduction
in risk of disease progress or death

Co-Primary Endpoint: PFS of REVTORPYK Doublet vs. Fulvestrant

5.4 months improvement in mPFS



>3.5x mPFS
with REVTORPYK triplet vs fulvestrant alone
Progression-free Survival (%)
100
90
80
70
60
50
40
30
20
10
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
Months

No. at Risk:

	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26
Geda + Fulv	130	126	93	89	64	63	45	44	33	33	22	22	17	16	11	8	6	5	5	3	1	1	1	1	1	1	0
Fulv	131	114	45	35	20	20	11	11	7	5	3	2	2	2	1	1	1	0									

	Geda + fulvestrant (n=130)	Fulvestrant (n=131)
Median PFS, months (95% CI)	**7.4** (5.5-9.9)	**2.0** (1.8-2.3)
Adjusted HR (95% CI)	**0.33 (0.24-0.48); *P* < 0.0001**	
Objective Response Rate	**28%**	
Duration of Response	**12.0 months**	

67% reduction
in risk of disease progress or death

PFS assessed by blinded independent central review. Abbreviations: HR, hazard ratio; mPFS, median progression-free survival

Safety Highlights from REVTORPYK Prescribing Information

SAFETY SUMMARY

- Over 80% of adverse reactions were grade 1 or 2
- No dose reductions or discontinuations of REVTORPYK due to hyperglycemia
- Stomatitis was generally manageable, occurred early and reduced in treatment frequency and severity with each treatment cycle

REVTORPYK triplet

- Most common adverse reactions (≥20%), including laboratory abnormalities: included white blood cell decreased, neutrophils decreased, hemoglobin decreased, lymphocytes decreased, stomatitis, neutropenia, nausea, platelets decreased, glucose increased, fatigue, vomiting, rash, constipation, diarrhea, ALT increased, or AST increased, musculoskeletal pain, sodium decreased, and eosinophils increased.
- Serious adverse reactions in ≥1% of patients included pneumonia (3.8%), thrombosis (3.8%), and stomatitis (1.5%).

REVTORPYK doublet

- Most common adverse reactions (≥20%), including laboratory abnormalities: stomatitis, glucose increased, eosinophils increased, hemoglobin decreased, nausea, rash, ALT increased, fatigue, musculoskeletal pain, lymphocytes decreased, vomiting, AST increased, pruritus, and diarrhea.
- Serious adverse reactions in ≥1% of patients included pneumonia 3.8%), thrombosis (2.3%), pleural effusion (1.5%), and pneumonitis (1.5%).

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REVTORPYK™ Commercial Overview

Eldon Mayer

Chief Commercial Officer

Positioning REVTORPYK for strong market adoption in the 2L+ HR+/HER2-/PIK3CA Wild-Type & Mutant advanced breast cancer setting

LARGE POPULATION

37,000 patients with HR+/HER2- ABC receive 2L Rx post- CDK4/6i

60% are *PIK3CA* WT

40% *PIK3CA* MT

SIGNIFICANT UNMET NEED IN HR+/HER2- ADVANCED BREAST CANCER

Significant need for improved efficacy and safety for 2nd line treatments

FDA approvals in both mutant and wild-type indications **would address 100% of market** and provide simplicity of a single *PIK3CA* agnostic treatment

WELL DIFFERENTIATED

Gedatolisib MOA, pharmacokinetics, and IV route of administration **provide a distinct efficacy/safety profile vs. currently available therapies**

COMPELLING VALUE PROPOSITION

Best-in-class efficacy + safety profile positions REVTORPYK as potential **new standard of care**

$6 billion total addressable market

NOTE: REVTORPYK is not currently approved by the FDA for the treatment of patients with PIK3CA mutant tumors.
Please see additional important safety information and full Prescribing Information for REVTORPYK here.

Fragmented market with no "Go To" option for PIK3CA Wild-Type HR+HER2- ABC patients after progressing on initial endocrine therapy

Current Treatments Used in 2L PIK3CA Wild-Type ABC



Other
CDK4/6i + ET
Other Chemo-Based Regimen
Xeloda (capecitabine)
Endocrine Mono
HER2 ADC
mTORC1
Oral SERD

Source: Celcuity Demand Study (n=100), 70 community and 30 academic, fielded in Dec 2025

Entering Launch with Market and Organizational Momentum

ENGAGED KEY STAKEHOLDERS

- >1,500 KOLs & Community Breast Cancer Experts
- Over 200 Health System Accounts
- Major Oncology Organizations
- Patient Advocacy Groups
- KOL Advisory Boards

PAM PATHWAY & REVTORPYK AWARENESS/ ADVOCACY

- "PAMpathway.com" unbranded Marketing campaign
- CME & 3rd Party Insights Programs & Regional Events

LAUNCH PLAN TACTICS IN PLACE

- Promotional Materials & Programs
- Digital Media Campaign
- Speaker Bureau / Peer-to-peer promotional programs
- National and Regional oncology conferences

EXPERIENCED & TRAINED TEAMS DEPLOYED & READY TO DELIVER

- Sales Force
- Strategic Accounts
- Payor/ Reimbursement
- KOL-focused
- Medical Science Liaisons

Access for REVTORPYK is Designed to Offer Patients and Providers Rapid Access with Seamless Support Solutions

100% of top Payer Pathways were engaged pre-approval

100% of top 36 Strategic Accounts were engaged pre-approval

>90% of US medical benefit lives covered through pre-approval engagements

3 Access Field Teams
- Directors of National Payer Accounts & Field Reimbursement
- Directors of Strategic Accounts
- Director Value & Outcomes Liaison

1 Tailored Distribution Model to optimize access

Comprehensive & Simple Patient Support



REVTORPYK™
SUPPORT SERVICES
Digital Enrollment
Benefits Investigation
Prior Auth & Appeals Support
Copay Assistance
Patient Assistance Program

REVTORPYK Launch Priorities

DRIVE AWARENESS

Rapid engagement of core REVTORPYK customers

9,000+

Academic and Community HCPs

2,000 Core Prescribers

RAPID ADOPTION

Unique MOA, Strong Efficacy, Tolerable AE profile

88

Oncology Sales Specialists

24 Years Industry Experience

362 President's Club Awards

DELIVER ACCESS

Broad payer coverage and world-class patient services

1

Aligned Team

- Field Sales
- Marketing
- Market Access
- Medical Affairs

DEMONSTRATE CELCUITY TO BE A TRUSTED LONG-TERM PARTNER IN BREAST CANCER

REVTORPYK FDA approval lays foundation for multiple potential blockbuster indications 1L and 2L+ setting for HR+/HER2- advanced breast cancer


US
Addressable Patient Population
37,000
59,000
33,000

Indication (Ph 3 trial)	2L +ABC Post-ET (VIKTORIA-1)	1L ABC ET Sensitive (VIKTORIA-2)	1L ABC ET Resistant (VIKTORIA-2)
Duration of Therapy	~10 months	~36 months	~15 months
US Market Opportunity	~$6B+	~$10B+	~$6B+

Sources: Patient populations are derived from internal estimates using data from National Cancer Institute, SEER, 2024; Pan, H, NEJM, 2017;377:1836-46; Dowsett, M 2009; Salvo, E. M. et al. 2021; Datamonitor Healthcare; Leith, A. et al. 2022; George, D. J. et al. 2022; Duration of therapy is based on the actual average mPFS reported in a Phase 3 study or the mPFS assumed in the clinical study. Market opportunity assumes REVTORPYK pricing is consistent with currently available and newly launched therapies for breast cancer patients. Abbreviations: HR, hormone receptor; ABC, advanced breast cancer, ET, endocrine therapy; NOTE: REVTORPYK is not currently approved by the FDA for the treatment of patients with PIK3CA mutant tumors or patients in the first-line setting.

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Upcoming Milestones

Brian Sullivan

Chief Executive Officer and Co-Founder

Key Milestones Achieved and Upcoming in 2026-2027

1H 2026

VIKTORIA-1 WT data published in JCO



VIKTORIA-2

VIKTORIA-2 1L study expanded to include endocrine-sensitive patients

VIKTORIA-1 MT data presented at ASCO


2026 ASCO ANNUAL MEETING

A randomized, open-label, Phase 3 study of gedatolisib + fulvestrant ± palbociclib vs. standard of care in HR+/HER2-/PIK3CA-mutant advanced breast cancer (VIKTORIA-1 Study 2)

Sara A. Hurvitz, MD, FACP

2H 2026

NCCN Guidelines submission

NCCN GUIDELINES

REVTORPYK™ gedatolisib 180 mg for injection

FDA Approval

VIKTORIA-1 MT data sNDA submission

FDA

REVTORPYK™ gedatolisib 180 mg for injection

Commercial Launch

Present additional VIKTORIA-1 mutant and wild-type data at upcoming medical conferences

Update on Phase 1B mCRPC study

VIKTORIA-1

Q4 2026

MAA submission MT and WT data

Completed milestones **Anticipated milestones**

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Abbreviations: MAA – Marketing Authorization Application; NDA - New Drug Application; PDUFA - Prescription Drug User Fee Act; mCRPC, metastatic castration resistant prostate cancer; FDA, Food and Drug Administration

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Unlocking the Potential of Treating Cancers That Involve the PI3K/AKT/mTOR Pathway



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Thank You

… to the numerous patients and their families who participated in our clinical development program.

… to the clinical investigators, nurses, site coordinators, and countless support staff.

… to the Celcuity team continuously working to deliver this important medicine to patients.